Vident International Equity Strategy ETFTM Trading Symbol: VIDI Listed on: NYSE Arca, Inc. Summary Prospectus December 31, 2025 videntam.com
Before you invest, you may want to review the Fund’s prospectus and Statement of Additional Information (SAI), which contain more information about the Fund and its risks. The current prospectus and SAI, each dated December 31, 2025, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at videntam.com/fund-literature. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The Vident International Equity Strategy ETF™ (the “Fund” or “International Equity ETF”) seeks to track the performance, before fees and expenses, of the Vident Core International Equity Index™ (the “Index” or the “International Equity Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.61%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.61%
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then continue to hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$62	$195	$340	$762
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended August 31, 2025, the Fund’s portfolio turnover rate was 70% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index.
The Vident Core International Equity Index™
The Index is a rules-based, systematic strategy index comprised of equity securities of issuers in developed and emerging markets outside of the United States. The strategy seeks to provide a systematic and optimized investment process that addresses the risks and opportunities of allocating capital in and among international equities.
Country Allocation
Index construction begins by identifying a universe of countries that are deemed to represent the bulk of investable and reliable stock opportunities in the largest and most liquid developed and emerging markets countries located outside of the United States. The Index determines a country’s investability based on factors including the country’s liquidity, accessibility to foreign investors, opportunities for efficient transactions, and capital controls. The Index determines a country’s reliability based on factors including governance, regulatory oversight, market operational efficiency, legal protections for minority and foreign investors and institutional stability. While the number of countries represented in the Index may change from time to time ( e.g., at Index reconstitution or rebalance), the number of countries represented in the Index is expected to generally be between 25 and 40.
Each country within the investable universe is assigned a Country Principles Score (“CPS”), which is calculated utilizing a proprietary scoring methodology that seeks to weigh the relative resilience of a country to economic and financial shocks and the relative attractiveness of its investment opportunities. A country’s resilience reflects the capacity of a country’s equity markets to absorb and recover from economic and financial shocks and is measured based on a variety of economic metrics related to its financial capital resources ( e.g. , the country’s deficit as a percentage of gross domestic product (“GDP”), physical capital resources ( e.g. , total investment as a percentage of GDP), human resources ( e.g. , productivity, GDP per capital), and institutional and organizational resources ( i.e. , measures of legal and corporate rights). A country’s investment opportunity is measured based on short- and long-term changes in the country’s business and regulatory environment and equity market valuations. Allocation across countries is based on an optimization model that seeks to maximize the Index’s overall CPS while ensuring the Index portfolio is liquid, well diversified across countries and regions, and transaction cost and turnover efficient.
Stock Selection
The Index employs a multi-factor model for scoring and ranking stocks listed on a securities exchange within each country in the Index universe. The model combines 20 factors into three distinct factor composites, each seeking to score different stock attributes:

Component	Examples	Weight

Valuation	Price-to-book ratio, cash flow to enterprise value	50%
Quality	Gross profitability, return on invested capital, margin expansion, leverage, debt & equity issuance	30%
Momentum	Total return for past six months	20%

Stocks are excluded from the Index universe if (i) they trade primarily in China, (ii) the stock’s issuer is domiciled in Russia or India and does not have a depositary receipt that meets the Index’s liquidity guidelines, (iii) the stock’s issuer has a market capitalization of less than US$1 billion (US$800 million for stocks already in the Index), or (iv) the stock does not meet certain minimum liquidity requirements.
At the time of each reconstitution, the optimization model weights the remaining stocks to maximize the attractive factor attributes of the stocks subject to the following constraints: (i) a maximum allocation of 0.5% for any individual stock, (ii) certain liquidity thresholds, (iii) a maximum allocation of 7.5% for any individual country, and (iv) sector allocations constrained to remain close to their sector weights in a traditional market capitalization weighted index.
All rules are systematized and rely on data available at the end of each rebalancing period. The Index is reconstituted and rebalanced semi-annually in January and July. As of November 25, 2025, the Index was comprised of 245 component securities and had significant exposure to the financials, consumer discretionary, industrials, and information technology sectors.
The Index was created on December 31, 2014 by Vident Financial, LLC, the former parent of Vident Asset Management (“Vident” or the “Adviser”) for use by the Fund. The Adviser now also serves as the Fund’s index provider.
The Fund’s Investment Strategy
Under normal circumstances, at least 80% of the net assets, plus borrowings for investment purposes, of the Fund will be invested in equity securities.
The Fund attempts to invest all, or substantially all, of its assets in the common stocks that make up the Index. The Fund expects to use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the Index, but may, when the adviser believes it is in the best interests of the Fund, use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole.
To the extent the Index concentrates ( i.e. , holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index.

Principal Risks of Investing in the Fund
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds”.
• Capital Controls and Sanctions Risk . Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to foreign government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for Shares, and cause the Fund to decline in value.
• Currency Exchange Rate Risk . The Fund may invest a relatively large percentage of its assets in investments denominated in non-U.S. currencies or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
• Emerging Markets Risk . The Fund may invest in companies organized in emerging market nations. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Shares and cause the Fund to decline in value.
• Equity Market Risk . The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, spread of infectious diseases or other public health issues (such as the global pandemic caused by the COVID-19 virus), recessions, rising inflation, trade wars and tariffs, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets.
• ETF Risks . The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
◦ Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk.  The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦ Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦ Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs.
◦ Trading .   Although Shares are listed for trading on NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. There can be no assurance that an active trading market for such Shares will develop or be maintained. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.
• Foreign Securities Risk . Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
• Geographic Investment Risk . To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.
• Geopolitical Risk . Some countries and regions in which the Fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments.
• Large-Capitalization Investing Risk . The Fund’s performance may be adversely affected if securities of large cap companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large cap companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
• Mid-Capitalization Investing Risk . The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of mid-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies are often more vulnerable to market volatility than securities of larger companies.
• Passive Investment Risk . The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.
• Sector Risk .   To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund may invest a significant portion of its assets in the following sectors and, therefore, the performance of the Fund could be negatively impacted by events affecting each of these sectors.
◦ Financials Sector Risk. This sector, which includes banks, insurance companies, and financial service firms, can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis. Banks, in particular, are subject to volatile interest rates, severe price competition, and extensive government oversight and regulation, which may limit certain economic activities available to banks, impact their fees and overall profitability, and establish capital maintenance requirements. In addition, banks may have concentrated portfolios of loans or investments that make them vulnerable to economic conditions that affect that industry. Insurance companies are subject to similar risks as banks, including adverse economic conditions, changes in interest rates, increased competition and government regulation, but insurance companies are more at risk from changes in tax law, government imposed premium rate caps, and catastrophic events, such as earthquakes, floods, hurricanes and terrorist acts. This sector has experienced significant losses in the recent past, and the impact of higher interest rates, more stringent capital requirements, and of recent or future regulation on any individual financial company, or on the sector as a whole, cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in the financial sector and have caused significant losses.
◦ Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and such companies may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
◦ Industrials Sector Risk. The industrials sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, tariffs and trade barriers, and tax and governmental regulatory policies. As the demand for, or prices of, industrials increase, the value of the Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, industrials generally would be expected to contribute to declines in the value of such securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.
◦ Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
• Small-Capitalization Investing Risk . The Fund may invest in the securities of small-capitalization companies. As a result, the Fund may be more volatile than funds that invest in larger, more established companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Small-capitalization companies may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.
• Tracking Error Risk . As with all index funds, the performance of the Fund and the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.
Performance
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year, 5-year, and 10-year periods compare with those of the Morningstar Global Markets ex-US Index and the Morningstar Global Markets ex-US Large-Mid Cap Index, each a broad measure of international equity market performance, and the blended returns of the Vident Core International Equity Index and Vident International Equity Index, the indexes tracked by the Fund during the applicable period. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.videntam.com.
Calendar Year Total Returns

For the year-to-date period ended September 30, 2025, the Fund’s total return was 32.62%. During the period of time shown in the bar chart, the Fund’s highest quarterly return was 21.75% for the quarter ended December 31, 2020, and the lowest quarterly return was -32.08% for the quarter ended March 31, 2020.
Average Annual Total Returns
For the Periods Ended December 31, 2024

Vident International Equity Strategy ETF™	1 Year	5 Years	10 Years
Return Before Taxes	5.99%	4.17%	4.16%
Return After Taxes on Distributions	4.95%	3.30%	3.54%
Return After Taxes on Distributions and Sale of Shares	4.56%	3.34%	3.40%
Morningstar Global Markets ex-US Index (reflects no deduction for fees, expenses, or taxes)	5.16%	4.20%	5.19%
Morningstar Global Markets ex-US Large-Mid Cap Index (reflects no deduction for fees, expenses, or taxes)	5.31%	4.27%	5.03%
Vident Core International Equity Index/Vident International Equity Index* (reflects no deduction for fees, expenses, or taxes)	7.12%	5.44%	5.17%
* Effective January 6, 2016, the Fund’s investment objective changed to track the performance, before fees and expenses, of the Vident Core International Equity Index. Prior to January 6, 2016, the Fund’s investment objective was to track the price and total return performance, before fees and expenses, of the Vident International Equity Index. Performance shown for periods prior to January 6, 2016, is that of the Vident International Equity Index.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Management

Adviser:	Vident Asset Management
Portfolio Managers:	Austin Wen, CFA, Senior Portfolio Manager for Vident, has been a portfolio manager of the Fund since June 2020.
Rafael Zayas, CFA, SVP, Head of Portfolio Management and Trading for Vident, has been a portfolio manager of the Fund since September 2017.
Purchase and Sale of Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.videntam.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.